EXHIBIT 21


                                 LIST OF SUBSIDIARIES
                                         FOR
                             GRAND COURT LIFESTYLES, INC.


                         FL Executive Financing Corp.

                         GCGP I, Inc.

                         GCGP II, Inc.

                         Grand Court Development Corp.

                         Grand Court Facilities, Inc.

                         Grand Court Facilities, Inc., II

                         Grand Court Facilities, Inc., III

                         Grand Court Facilities, Inc., IV

                         Grand Court Facilities, Inc., V

                         Grand Court Facilities, Inc., VI

                         Grand Court Facilities, Inc., VII

                         Grand Court Facilities, Inc., VIII

                         Grand Court Facilities, Inc., IX

                         Grand Court Facilities, Inc., X

                         Grand Court Facilities, Inc., XI

                         Grand Court Facilities, Inc., XII

                         Grand Court Facilities, Inc., XIII

                         Grand Court Facilities, Inc, XIV

                         Grand Court Facilities, Inc., XV

                         Grand Court Facilities, Inc., XVI

                         Grand Court Facilities, Inc., XVII

                         Grand Court Facilities, Inc., XVIII

                         Grand Court Facilities, Inc., XIX

                         Grand Court Facilities, Inc., XX

                         Grand Court Facilities, Inc., XXI

                         Grand Court Facilities, Inc., XXII

                         Grand Court Facilities, Inc., XXIII

                         Grand Court Lifestyles Payroll Corp.

                         J&B Financing, LLC

                         Leisure Centers, LLC-I

                         Leisure Centers, LLC-II

                         Leisure Centers, LLC-III

                         Leisure Centers, LLC-IV

                         Leisure Facilities, Inc.

                         Leisure Facilities, Inc., II

                         Leisure Facilities, Inc., III

                         Leisure Facilities, Inc., IV

                         Leisure Facilities, Inc., V

                         Leisure Facilities, Inc., VI

                         Leisure Facilities, Inc., VII

                         Leisure Facilities, Inc., IX

                         Leisure Facilities, Inc., X

                         Leisure Facilities, Inc., XII

                         Leisure Facilities, Inc. XV

                         T Lakes L.C.

                         Texas Properties, Inc.